SECOND AMENDMENT
TO
SEVENTH AMENDED AND RESTATED
MASTER THROUGHPUT AGREEMENT
This Second Amendment (this “Amendment”) to the Seventh Amended and Restated Master Throughput Agreement by and between HOLLYFRONTIER REFINING & MARKETING LLC (“HFRM”) and HOLLY ENERGY PARTNERS-OPERATING, L.P. (“HEP Operating”) is dated as of July 27, 2021, to be effective as of May 1, 2021 (the “Effective Date”). Each of HFRM and HEP Operating are referred to collectively herein as the “Parties.” Capitalized terms used herein and not otherwise defined have the meaning ascribed to such terms in the Agreement (as defined herein).

WHEREAS, the Parties are party to the Seventh Amended and Restated Master Throughput Agreement, dated effective as of January 1, 2021, as amended effective as of April 1, 2021 (the “Agreement”);

WHEREAS, pursuant to paragraph 5 of Exhibit K to the Agreement, (i) HFRM and HEP Operating agreed that if the Jayhawk Lease expires or is otherwise terminated or cancelled for any reason and the Jayhawk Tankage is not leased within 60 days to a third party, then (a) HEP Operating would make the Working Capacity of the Jayhawk Tankage available for HFRM’s exclusive use, (b) HFRM would increase the Minimum Throughput Commitment, and (c) HFRM and HEP Operating would consider the term “El Dorado Crude Tankage” as used in the Agreement to include the Jayhawk Tankage, in each case, all as provided in the Agreement, and (ii) the Jayhawk Lease expired and the Jayhawk Tankage was not so leased; and
WHEREAS, the Parties desire to amend certain provisions of the Agreement to effect the foregoing and make certain other amendments, all as set forth herein.

NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties hereby agree as follows:

ARTICLE 1.
AMENDMENTS

1.1.Amendment to Exhibit A. The definition of “Navajo Tank Commencement Date” in Exhibit A attached to the Agreement is hereby deleted and replaced in its entirety with the following: “Navajo Tank Commencement Date” means June 1, 2021.
1.2.Amendment to Exhibit C. The entry entitled “El Dorado Crude Tankage” in Exhibit C attached to the Agreement is hereby deleted and replaced in its entirety with the entry entitled “El Dorado Crude Tankage” in Exhibit C attached to this Amendment.
1.3.Amendment to Exhibit K. Exhibit K attached to the Agreement is hereby amended by (i) deleting paragraph 4 thereof and replacing it with the following paragraph:
4.Right of First Refusal. HEP Operating may not lease or pledge or commit to provide any storage services with respect to the El Dorado Crude Tankage at the El Dorado Terminal to a third party unless HEP Operating first offers to HFRM the exclusive right to use the Working Capacity of such tanks on substantially the same terms as HEP Operating has previously negotiated with a third party in arms-length negotiations. HFRM will have thirty (30) days (the “El Dorado Crude Tank Farm Consideration Period”) to consider the option to utilize such Working Capacity and to provide notice to HEP Operating of its election to accept or decline such Working Capacity. If HFRM has not notified HEP Operating within 30 days, then HEP Operating may proceed to enter into an agreement with the third party for such Working Capacity; provided however, that if HEP Operating does not enter into an agreement with the third party within sixty (60) days following HFRM’s notice to decline or the expiration of the El Dorado Crude Tank Farm Consideration Period, then HFRM’s rights under this Section 4 will apply to any subsequent bona fide third party offer to HEP Operating regarding such Working Capacity. For clarity, HFRM did exercise their Right of First Refusal option on the Jayhawk Tankage as of May 1, 2021.
And (ii) by deleting paragraph 5 thereof and replacing it with the following paragraph:
5.Jayhawk Tankage. For clarity, the Jayhawk Lease was terminated as of May 1, 2021 and the Minimum Throughput Commitment has been amended per Section 1.2 of this Second Amendment to the Seventh Amended and Restated Master Throughput Agreement.
1.4.Amendment to Exhibit K-1. Exhibit K-1 attached to the Agreement is hereby deleted and replaced in its entirety with Exhibit K-1 attached to this Amendment.
1.5.Amendment to Exhibit P. Exhibit P attached to the Agreement is hereby deleted and replaced in its entirety with Exhibit P attached to this Amendment.
1.6.Amendment to Exhibit Q-1. Exhibit Q-1 attached to the Agreement is hereby deleted and replaced in its entirety with Exhibit Q-1 attached to this Amendment.

ARTICLE 2.
MISCELLANEOUS

2.1.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
2.2.Successors and Assigns. Section 13.2 of the Agreement is hereby incorporated by reference into this Section 2.2, mutatis mutandis.
2.3.Entire Agreement. The Agreement, as amended by this Amendment, contains the entire agreement between the Parties as to the subject matter of the Agreement and, except as provided for in this Amendment, the terms and provisions of the Agreement shall remain in full force and effect as originally written.
[Remainder of page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the undersigned Parties have executed this Amendment as of the date first written above to be effective as of the Effective Date.

    HEP OPERATING:

    Holly Energy Partners - Operating, L.P.

    By:     /s/ Richard L. Voliva III
Richard L. Voliva III
President

HFRM:

        HollyFrontier Refining & Marketing LLC

    By:     /s/ Tim Go
Tim Go
Executive Vice President and Chief Operating Officer

[Signature Page 1 of 2 to the Second Amendment to the Seventh Amended and Restated Master Throughput Agreement]

ACKNOWLEDGED:

HOLLYFRONTIER CORPORATION

By: /s/ Michael C. Jennings
Name: Michael C. Jennings
Title: President and Chief Executive Officer

HOLLY ENERGY PARTNERS, L.P.

By:    HEP Logistics Holdings, L.P.,
    its General Partner

By:    Holly Logistic Services, L.L.C.,
    its General Partner

By:/s/ John Harrison
Name: John Harrison
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page 2 of 2 to the Second Amendment to the Seventh Amended and Restated Master Throughput Agreement]

Exhibit C
to
Seventh Amended and Restated
Master Throughput Agreement
(as amended)

Applicable Assets, Product, Minimum Capacity Commitment, Tariffs, Tariff Adjustments and Applicable Terms

Applicable Assets	Type of Applicable Asset	Product	Minimum Capacity Commitment (aggregate capacity unless otherwise noted)	Minimum Throughput Commitment (in the aggregate, on average, for each Contract Quarter)	Base Tariff (applicable to all movements below the Incentive Tariff Threshold)	Incentive Tariff Threshold (in the aggregate, on average, for each Contract Quarter)	Incentive Tariff (applicable to all movements at or above the Incentive Tariff Threshold)	Excess Tariff (applicable to all movements above the Excess Tariff Thresholds set forth below, if any)	Tariff Adjustment	Tariff Adjustment Minimum/ Cap	Tariff Adjustment Commencement Date	Assumed OPEX	Applicable Term (all times are Dallas, TX time
El Dorado Crude Tankage	Tankage	Crude Oil; Intermediate Products	140,000 bpd	140,000 bpd	$ 0.1123 /bbl[1]	Each throughput barrel over the Minimum Throughput Commitment	$0.0108/bbl	—	PPI Adjustment	Subject to 1% minimum / 3% cap[2]	July 1, 2021	—	12:01 a.m. on March 6, 2015 to 12:01 a.m. on March 6, 2025

1 Base Tariff is effective as of May 1, 2021.
2 For the avoidance of doubt, if the change in PPI in any year is less than one percent (1%) it will be rounded up to one percent (1%) and if the change in PPI in any year is greater than three percent (3%) it will be rounded down to three percent (3%).

Exhibit K-1
to
Seventh Amended and Restated
Master Throughput Agreement
(as amended)

El Dorado Crude Tankage

Tank ID Number	Current Service/Product	Nominal Capacity, BBLs
4150	Crude	80,000
4151	Crude	80,000
4152	Crude	80,000
4153	Crude	80,000
4154	Crude	80,000
4155	Crude	125,000
4156	Crude	125,000
4157	Crude	125,000
4158	Crude	125,000
4159	Crude	125,000
4160	Crude	125,000

Exhibit P
to
Seventh Amended and Restated
Master Throughput Agreement
(as amended)

Crude Tankage

The Crude Tankage consists of the following:

Name	Tank Number	Refinery / Location
Woods Cross Tankage	103	Woods Cross Refinery
	121
	126
Artesia Tankage	437	Navajo Refinery (Artesia)
	1225
Lovington Tankage	1201A	Navajo Refinery (Lovington)
	1201B

Exhibit Q-1
to
Seventh Amended and Restated
Master Throughput Agreement
(as amended)

Tulsa West Lube Racks

The Tulsa West Lube Racks consists of the following assets located at the Tulsa West Refinery, in each case as further described in the Prior Tulsa Throughput Agreement:

1.Lube Oil Rail Rack
2.Wax Rail Rack
3.Black Oil Rail Rack
4.Lube Oil Truck Rack
5.Extract Truck Rack
6.Wax Truck Rack
7.Extract Rail Rack
8.Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack
9.SW MEK Tank 702 Truck Rack
10.Circosol Rack